SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, D.C.  20549

                       -----------------------

                              FORM 8-K

                           CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 2, 2011

                PATRIOT TRANSPORTATION HOLDING, INC.
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     (Exact name of registrant as specified in its charter)



       FLORIDA                0-17554                 59-2924957
   ---------------         -------------           ---------------
  (State or other          (Commission             (I.R.S. Employer
    jurisdiction            File Number)           Identification No.)
  of incorporation)

501 Riverside Avenue, Suite 500                          32202
Jacksonville, Florida
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(Address of principal executive offices)  	       (Zip Code)

Registrant's telephone number, including area code:  (904) 396-5733
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   (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities
     Act (17 CRF 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

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[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                    CURRENT REPORT ON FORM 8-K

                PATRIOT TRANSPORTATION HOLDING, INC.

                         February 2, 2011


ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

	On February 2, 2011, Patriot Transportation Holding, Inc. (the "Company") held its 2011 Annual Meeting of Shareholders (the "Annual Meeting"). There were 3,086,696 shares entitled to be voted. 2,979,092 shares were voted in person or by proxy. At the Annual Meeting:

	(1)	The Shareholders voted to elect each of the three (3)
director nominees.

	(2)	The Shareholders voted to ratify Hancock Askew & Co., LLP
as the independent registered public accounting firm for fiscal 2011.

	(3)	The Shareholders voted in favor of advisory approval of the
compensation of the Company's named executive officers.

	(4)	The Shareholders voted in favor of advisory approval of an
annual shareholder vote to approve the compensation of the named executive officers.

	The Company's inspector of elections certified the following vote tabulations:

Board of Directors

Nominee		          For		Withheld	Broker Non-Vote
-------                   ---           --------        ---------------
John E. Anderson	2,433,053	186,742	           359,297
Robert H. Paul III	2,219,910	399,885	           359,297
James H. Winston	2,615,049	  4,746	           359,297
Independent Auditor

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Ratification of independent auditor

           For		Against	          Withheld
           ---          -------           --------
        2,976,294        2,157               641

Executive Compensation

Advisory vote on executive compensation

	For		Against	         Withheld 	Broker Non-Vote
        ---             -------          --------       ---------------
     2,616,257           2,326            1,212              359.297

Say-on-Pay

Advisory vote on the frequency of the say-on-pay vote

 Every 1 Year	Every 2 Years  Every 3 Years    Withheld  Broker Non-Votes
 ------------   -------------  -------------    --------  ----------------
  2,215,438         595           401,366           1         401,366


                               SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

				PATRIOT TRANSPORTATION HOLDING, INC.


Date:  February 7, 2011		By:  /s/ John D. Milton, Jr.

      				-------------------------------------
				John D. Milton, Jr.
				Vice President, and Chief Financial Officer



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